UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor San Francisco, California		94104 (Zip Code)
(Address of principal executive offices)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2008, KKR Financial Holdings LLC (the “Company”) issued a press release announcing that Kenneth deRegt had resigned as a member of the Company’s Board of Directors in light of his decision to join Morgan Stanley on February 25, 2008 as a Managing Director in the Office of the Chairman.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference solely for the purpose of this Item 5.02.

Item 9.01                                         Financial Statements and Exhibits.

Exhibit 99.1                           Press Release, dated February 21, 2008, announcing the resignation of Kenneth deRegt as a member of the Company’ Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: February 22, 2008

/s/ JEFFREY B. VAN HORN
Jeffrey B. Van Horn
Chief Financial Officer
	By:	(Principal Financial and Accounting Officer)